THIRD AMENDMENT

     THIRD AMENDMENT (this "Amendment"), dated as of September 30, 1999, among SITEL CORPORATION, a Minnesota corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), and BANKERS TRUST COMPANY, as agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :

     WHEREAS, the Borrower, the Banks, the Documentation Agent, the Syndication Agent and the Agent are parties to a Credit Agreement, dated as of July 24, 1997 and amended and restated as of March 10, 1998 (as amended, modified or supplemented through, but not including, the date hereof, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested, and the Banks have agreed, to the amendments to the Credit Agreement provided for herein, in each case on the terms and conditions set forth herein;

     NOW, THEREFORE, it is agreed:

     1. Section 3.01(a) of the Credit Agreement is hereby amended by deleting the text "1/4 of 1%" appearing therein and inserting the text "1/2 of 1%" in lieu thereof.

     2. Section 3.01 of the Credit Agreement is hereby further amended by inserting the following new clause (g) at the end thereof:

                  "(g) The Borrower agrees to pay to the Agent for distribution to each Bank (based on each such Bank's respective RL Percentage) the following fees:

                           (i) in the event  that the  Termination  Date has not
                  occurred by April 13, 2000, a fee equal to 1/4 of 1% of the Total Revolving Loan Commitment on April 13, 2000 (or, if the Total Revolving Loan Commitment has been terminated, 1/4 of 1% of the sum of the aggregate principal amount of all outstanding Loans on such date plus the aggregate amount of all Letter of Credit Outstandings on such date), which fee shall be due and payable on April 13, 2000; and

                           (ii) in the event that the  Termination  Date has not
                  occurred by October 13, 2000, an additional fee equal to 1/2 of 1% of the Total Revolving Loan Commitment on October 13, 2000 (or, if the Total Revolving Loan Commitment has been terminated, 1/2 of 1% of the sum of the aggregate principal amount of all outstanding Loans on such date plus the aggregate amount of all Letter of Credit Outstandings on such date), which fee shall be due and payable on October 13, 2000."

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

     3. Clause (xii) of Section 9.01 of the Credit Agreement is hereby deleted in its entirety and the following new clause (xii) is inserted in lieu thereof:

                           "(xii)  Liens  placed  upon  any of the  assets  of a
                  Foreign Subsidiary of the Borrower to secure any Foreign Subsidiary Third Party Borrowings incurred pursuant to Section 9.04(v), provided that in all events the Lien encumbering such assets does not encumber any asset of the Borrower or any Domestic Subsidiary thereof;".

     4. Clause (v) of Section 9.04 of the Credit Agreement is hereby deleted in its entirety and the following new clause (v) is inserted in lieu thereof:

                           "(v)  Indebtedness  of any Foreign  Subsidiary of the
                  Borrower under lines of credit extended by third Persons to such Foreign Subsidiary the proceeds of which Indebtedness are used for any Foreign Subsidiary's working capital and general corporate purposes, provided that the aggregate principal amount of all such Indebtedness incurred pursuant to this clause (v), together with the aggregate principal amount of all Existing Indebtedness under such lines of credit, shall not exceed $100,000,000 (or the Dollar Equivalent thereof in the case of Indebtedness incurred in a currency other than Dollars) at any time outstanding (the "Foreign Subsidiary Third Party Borrowings");".

     5. Clause (vi) of Section 9.04 of the Credit Agreement is hereby deleted in its entirety and the following new clause (vi) is inserted in lieu thereof:

                           "(vi)  intercompany  Indebtedness  among the Borrower
                  and its Subsidiaries to the extent permitted by Sections 9.05(ix), (xiii), (xiv), (xv) and (xvii);".

     6. Section 9.05 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (xv) thereof, (ii) deleting the period appearing at the end of clause (xvi) thereof and inserting ";and" in lieu thereof, (iii) inserting the following new clause (xvii) immediately after such clause (xvi):

                           "(xvii)  Wholly-Owned  Foreign  Subsidiaries  of  the
                  Borrower may make Intercompany Loans and/or cash equity contributions among one another."

and (iv) inserting the following new sentence at the end thereof:

                           "To the  extent  that the  Borrower  or a  Subsidiary
                  thereof has an Intercompany Loan outstanding to a Foreign Subsidiary of the Borrower as permitted by clauses (xiii),
                  (xiv), (xv) and (xvii) of this Section 9.05, the Borrower or the Subsidiary which has made such Intercompany Loan may convert the same into an equity contribution to the Foreign Subsidiary which is the obligor of such Intercompany Loan and such conversion shall not constitute an additional Investment for purposes of clause (xv) of this Section 9.05."

     7. The table appearing in Section 9.10 of the Credit Agreement is hereby deleted in its entirety and the following new table is inserted in lieu thereof:

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
                  "First Quarter Ending                        Amount
                  ---------------------                        ------

                  September 30, 1999                          $62,300,000
                  December 31, 1999                           $63,500,000
                  March 31, 2000                              $70,000,000
                  June 30, 2000                               $70,000,000
                  September 30, 2000 and the last day of each
                  fiscal quarter of the
                  Borrower thereafter                         $75,000,000".

     8. The  definition of  "Applicable  Base Rate Margin"  appearing in Section
11.01 of the Credit Agreement is hereby deleted in its entirety and the following new definition of "Applicable Base Rate Margin" is inserted in lieu thereof:

                  "Applicable Base Rate Margin" shall mean (i) for periods prior to October 13, 1999, 1/4 of 1% less the then applicable Interest Reduction Discount, if any, and (ii) for periods from and after October 13, 1999, 1% plus the Additional Margin, if any, then in effect.

     9. The  definition  of  "Applicable  Eurodollar  Rate Margin"  appearing in
Section 11.01 of the Credit Agreement is hereby deleted in its entirety and the following new definition of "Applicable Eurodollar Rate Margin" is inserted in lieu thereof:

                  "Applicable Eurodollar Rate Margin" shall mean (i) for periods prior to October 13, 1999, 1-1/4% less the then applicable Interest Reduction Discount, if any, and (ii) for periods from and after October 13, 1999, 2% plus the Additional Margin, if any, then in effect.

     10. The definition of "Consolidated EBITDA" appearing in Section 11.01 of the Credit Agreement is hereby deleted in its entirety and the following new definition of "Consolidated EBITDA" is inserted in lieu thereof:

                  "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT for such period, adjusted by adding thereto the amount of all amortization of intangibles and depreciation that were deducted in arriving at Consolidated EBIT for such period (including deferred financing, legal and accounting costs associated with the Original Credit Agreement, this Agreement and the Senior Subordinated Notes), but determined without giving effect to (x) any non-cash charges of up to $8,500,000 in the aggregate which is taken by the Borrower on or prior to December 31, 1998 in connection with the revaluation of the businesses of Sitel Telebusiness New Zealand Limited, SITEL Telebusiness Australia Pty Limited and/or SITEL Telebusiness Singapore Pte Ltd., (y) any cash restructuring charges of up to $7,000,000 in the aggregate in connection with severance costs incurred by Subsidiaries of the Borrower on or prior to December 1998, and (z) any non-cash charges of up to $10,000,000 in the aggregate which are taken by the Borrower on or prior to December 31, 1999 in connection with the write-off of capitalized

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
         costs with respect to certain of the Borrower's software platforms, software investments and other intangible assets.

     11. Section 11.01 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

                  "Additional Margin" shall mean (i) for the period from October 13, 1999 through April 12, 2000, 0, (ii) for the period from April 13, 2000 through October 12, 2000, .25%, and (iii) for the period thereafter, .50%.

                  "Termination Date" shall mean that date upon which the Total Revolving Loan Commitment has been terminated, all Loans have been repaid in full, all Letters of Credit have been terminated and all other Obligations then outstanding have been paid in full.

     12. The Banks hereby waive any Event of Default that has arisen under the Credit Agreement solely as a result of the Borrower failing to be in compliance with Section 9.10 of the Credit Agreement (before giving effect to this Amendment) for the Test Period ended on September 30, 1999.

     13. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     14. This Amendment may be executed in any number of counterparts (including by way of facsimile) and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

     15. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     16. This Amendment shall become effective as of September 30, 1999 on the date (the "Third Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at the Notice Office.

     17. In order to induce the Banks to enter into this Amendment, the Borrower hereby agrees to pay to each Bank which executes and delivers to the Agent a counterpart of this Amendment on or before 5:00 p.m. (New York time) on October 12, 1999, a fee equal to 1/5 of 1% of such Bank's Revolving Loan Commitment on the Third Amendment Effective Date, with such fee to be earned on the Third Amendment Effective Date and payable on the Business Day immediately thereafter.

     18. In order to further induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Third Amendment Effective Date, after giving effect to this Amendment, and (ii) on the Third Amendment Effective Date, after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

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
     19. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *

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

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                         SITEL CORPORATION

                                         By:      /s/
                                             -----------------------------------
                                              Title:

                                         BANKERS TRUST COMPANY,

                                         Individually and as Agent

                                         By:      /s/
                                             -----------------------------------
                                              Title:

                                         U.S. BANK NATIONAL ASSOCIATION

                                         By:      /s/
                                             -----------------------------------
                                              Title:

                                         FIRST UNION NATIONAL BANK

                                         By:      /s/
                                             -----------------------------------
                                              Title:

                                         THE BANK OF NEW YORK

                                         By:      /s/
                                             -----------------------------------
                                              Title:

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


                                         BANK ONE, N.A.

                                         By:      /s/
                                             -----------------------------------
                                              Title:

                                         COMERICA BANK

                                         By:      /s/
                                             -----------------------------------
                                              Title:

                                         CREDIT AGRICOLE INDOSUEZ

                                         By:      /s/
                                             -----------------------------------
                                              Title:

                                         THE BANK OF NOVA SCOTIA

                                         By:      /s/
                                             -----------------------------------
                                              Title:

                                         WACHOVIA BANK

                                         By:      /s/
                                             -----------------------------------
                                               Title:

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